SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 5, 2002

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE, Cedar Rapids, Iowa		52498
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (319) 295-1000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

99.1                           Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings.

99.2                           Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings.

Item 9.                    Regulation FD Disclosure.

                Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, Order File No. 4-460, Clayton M. Jones, Chairman, President and Chief Executive Officer, and Lawrence A. Erickson, Senior Vice President and Chief Financial Officer, have signed sworn statements.  A copy of each of these statements is attached as an exhibit to this report.

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

By	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Dated:    August 5, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings
99.2	Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings